Exhibit 99.2

Unaudited Pro Forma Financial Information

For Actua Corporation and GovDelivery Holdings, Inc.

On October 18, 2016, the acquisition of Actua Corporation’s (“Actua’s”) consolidated subsidiary, GovDelivery Holdings, Inc. (“GovDelivery”), by an affiliate of Vista Equity Partners (“Vista”) (such transaction, the “Merger”) was consummated. As a result of the Merger, Actua is providing pro forma financial information with respect to (1) Actua’s condensed consolidated balance sheet as of June 30, 2016, (2) Actua’s condensed consolidated statements of operations for the six months ended June 30, 2016, and (3) Actua’s condensed consolidated statements of operations for the years ended December 31, 2015, 2014 and 2013. The pro forma financial information reflects, among other things, (a) the removal of GovDelivery’s results, as well as the consolidated tax impact related to GovDelivery’s removal, from Actua’s consolidated results, (b) Actua’s receipt of the estimated cash proceeds in the Merger and an estimated resultant gain and (c) Actua’s payment of the estimated costs associated with the Merger.

It is anticipated that GovDelivery will meet all of the required criteria to be presented as a discontinued operation as of September 30, 2016, and, therefore, that GovDelivery’s results of operations, cash flows and assets and liabilities will not be included in Actua’s continuing operations going forward, including in Actua’s earnings release and Form 10-Q for the quarter ended September 30, 2016, when those documents are furnished or filed, as applicable.

Actua Corporation

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2016

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical Actua Corporation (4)	Sale of GovDelivery		Pro Forma Actua Corporation
Assets
Current assets
Cash and cash equivalents	$43,222	$121,123	(1)	$164,345
Restricted cash	1,669	—		1,669
Accounts receivable, net of allowance	21,921	(4,812	) (2)	17,109
Prepaid expenses and other current assets	6,484	(1,876	) (2),(8)	4,608

Total current assets	73,296	114,435		187,731
Fixed assets, net of accumulated depreciation and amortization	10,627	(4,743	) (2)	5,884
Goodwill	226,189	(5,575	) (2)	220,614
Intangible assets, net	83,782	(7,986	) (2)	75,796
Cost method businesses	18,646	—		18,646
Deferred tax asset	2,848	—		2,848
Other assets, net	1,618	(464	) (2)	1,154

Total assets	$417,006	$95,667		$512,673

Liabilities
Current liabilities
Short-term debt	$1,320	$—		$1,320
Accounts payable	9,569	(1,131	) (2),(8)	8,438
Accrued expenses	11,076	(1,369	) (2)	9,707
Accrued compensation and benefits	8,063	(2,206	) (2)	5,857
Deferred revenue	45,861	(14,586	) (2)	31,275

Total current liabilities	75,889	(19,292)		56,597
Deferred tax liabiliy	266	—		266
Deferred revenue	1,353	—		1,353
Other liabilities	7,282	(2,557	) (2)	4,725

Total liabilities	84,790	(21,849)		62,941

Redeemable noncontrolling interests	6,362	(1,609	) (2)	4,753

Equity
Actua Corporation’s stockholders’ equity
Preferred stock, $0.01 par value; 10,000 shares authorized, none issued or outstanding	—	—		—
Common stock, $0.001 par value; 2,000,000 shares authorized, 46,505 shares issued	47	—		47
Treasury stock, at cost, 6,998 shares	(65,042)	—		(65,042)
Additional paid-in capital	3,570,053	1,609	(2)	3,571,662
Accumulated deficit	(3,192,393)	117,276	(3)	(3,075,117)
Accumulated other comprehensive loss	(72)	—		(72)

Total Actua Corporation's stockholders’ equity	312,593	118,885		431,478
Noncontrolling interests	13,261	240	(2)	13,501

Total equity	325,854	119,125		444,979

Total liabilities, redeemable noncontrolling interests and equity	$417,006	$95,667		$512,673

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Actua Corporation

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2016

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical Actua Corporation (5)	Sale of GovDelivery (7)	Pro Forma Actua Corporation
Revenue	$71,319	$(19,279)	$52,040

Operating expenses:
Cost of revenue	21,032	(7,022)	14,010
Sales and marketing	26,967	(6,387)	20,580
General and administrative	28,057	(4,421)	23,636
Research and development	15,203	(4,508)	10,695
Amortization of intangible assets	8,172	(964)	7,208
Impairment related and other	348	—	348

Total operating expenses	99,779	(23,302)	76,477

Operating (loss) income	(28,460)	4,023	(24,437)
Other (loss) income, net	(223)	118	(105)
Interest income	87	—	87
Interest expense	(117)	51	(66)

(Loss) income before income taxes and noncontrolling interest	(28,713)	4,192	(24,521)

Income tax (expense) benefit	(228)	30	(198)

(Loss) income from continuing operations	(28,941)	4,222	(24,719)
Less: Net (loss) income attributable to the NCI	(1,869)	211	(1,658)

Net (loss) income from continuing operations attributable to Actua Corporation	$(27,072)	$4,011	$(23,061)

Basic (loss) income from continuing operations per share attributable to Actua Corporation:	$(0.73)	$0.11	$(0.62)

Shares used in computation of basic (loss) income per share	37,027	37,027	37,027

Diluted (loss) income from continuing operations per share attributable to Actua Corporation:	$(0.73)	$0.11	$(0.62)

Shares used in computation of diluted (loss) income per share	37,027	37,027	37,027

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Actua Corporation

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2015

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical Actua Corporation (6)	Sale of GovDelivery (7)	Pro Forma Actua Corporation
Revenue	$133,421	$(34,989)	$98,432

Operating expenses:
Cost of revenue	39,229	(11,809)	27,420
Sales and marketing	48,414	(12,582)	35,832
General and administrative	61,857	(8,050)	53,807
Research and development	29,168	(10,172)	18,996
Amortization of intangible assets	15,251	(1,802)	13,449
Impairment related and other	41,238	(469)	40,769

Total operating expenses	235,157	(44,884)	190,273
Operating (loss) income	(101,736)	9,895	(91,841)
Other income, net	1,692	49	1,741
Interest income	131	(5)	126
Interest expense	(203)	6	(197)

(Loss) income before income taxes and noncontrolling interest	(100,116)	9,945	(90,171)
Income tax (expense)	(229)	(64)	(293)

(Loss) income from continuing operations	(100,345)	9,881	(90,464)
Less: Net (loss) income attributable to the NCI	(4,265)	652	(3,613)

Net (loss) income from continuing operations attributable to Actua Corporation	$(96,080)	$9,229	$(86,851)

Basic (loss) income from continuing operations per share attributable to Actua Corporation:	$(2.59)	$0.25	$(2.34)

Shares used in computation of basic (loss) income per share	37,080	37,080	37,080

Diluted (loss) income from continuing operations per share attributable to Actua Corporation:	$(2.59)	$0.25	$(2.34)

Shares used in computation of diluted (loss) income per share	37,080	37,080	37,080

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Actua Corporation

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2014

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical Actua Corporation (6)	Sale of GovDelivery (7)	Pro Forma Actua Corporation
Revenue	$84,837	$(27,708)	$57,129
Operating expenses:
Cost of revenue	24,420	(8,121)	16,299
Sales and marketing	39,710	(11,154)	28,556
General and administrative	51,731	(4,908)	46,823
Research and development	15,408	(7,385)	8,023
Amortization of intangible assets	10,532	(1,582)	8,950
Impairment related and other	1,187	(73)	1,114

Total operating expenses	142,988	(33,223)	109,765

Operating (loss) income	(58,151)	5,515	(52,636)
Other (loss) income, net	5,300	59	5,359
Interest income	463	(8)	455
Interest expense	(1,613)	9	(1,604)

(Loss) income before income taxes, equity loss and noncontrolling interest	(54,001)	5,575	(48,426)
Income tax benefit	12,931	35	12,966
Equity loss	(776)	—	(776)

(Loss) income from continuing operations	(41,846)	5,610	(36,236)
Less: Net (loss) income attributable to the NCI	(4,264)	254	(4,010)

Net (loss) income from continuing operations attributable to Actua Corporation	$(37,582)	$5,356	$(32,226)

Basic (loss) income from continuing operations per share attributable to Actua Corporation:	$(1.01)	$0.14	$(0.87)

Shares used in computation of basic (loss) income per share	37,130	37,130	37,130

Diluted (loss) income from continuing operations per share attributable to Actua Corporation:	$(1.01)	$0.14	$(0.87)

Shares used in computation of diluted (loss) income per share	37,130	37,130	37,130

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Actua Corporation

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2013

(In Thousands, Except Per Share Data)

(Unaudited)

	Historical Actua Corporation (6)	Sale of GovDelivery (7)	Pro Forma Actua Corporation
Revenue	$59,201	$(22,647)	$36,554

Operating expenses:
Cost of revenue	17,757	(7,187)	10,570
Sales and marketing	28,129	(8,348)	19,781
General and administrative	30,960	(3,417)	27,543
Research and development	9,032	(5,803)	3,229
Amortization of intangible assets	8,470	(1,519)	6,951
Impairment related and other	4,292	(390)	3,902

Total operating expenses	98,640	(26,664)	71,976

Operating (loss) income	(39,439)	4,017	(35,422)
Other (loss) income, net	(4,210)	16	(4,194)
Interest income	227	(20)	207
Interest expense	(1,484)	170	(1,314)

(Loss) income before income taxes, equity loss and noncontrolling interest	(44,906)	4,183	(40,723)
Income tax benefit	17,571	—	17,571
Equity loss	(2,963)	—	(2,963)

(Loss) income from continuing operations	(30,298)	4,183	(26,115)
Less: Net (loss) income attributable to the NCI	(4,629)	226	(4,403)

Net (loss) income from continuing operations attributable to Actua Corporation	$(25,669)	$3,957	$(21,712)

Basic (loss) income from continuing operations per share attributable to Actua Corporation:	$(0.70)	$0.11	$(0.59)

Shares used in computation of basic (loss) income per share	36,536	36,536	36,536

Diluted (loss) income from continuing operations per share attributable to Actua Corporation:	$(0.70)	$0.11	$(0.59)

Shares used in computation of diluted (loss) income per share	36,536	36,536	36,536

See accompanying notes to unaudited pro forma condensed consolidated financial statements

Actua Corporation

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(in thousands, except shares)

(1)	Amount represents sale proceeds received by Actua at closing, plus consideration received to settle GovDelivery’s indebtedness with Actua, net of transaction fees paid at closing of approximately $4.0 million (such amount, “Pro Forma Cash”), less GovDelivery’s cash and cash equivalents balance as of June 30, 2016. These amounts do not include the approximately $10 million of Actua’s proceeds have been placed in escrow to satisfy potential indemnity claims under the merger agreement that, subject to potential indemnity claims, would be released in October 2017.

(2)	Represents adjustments to eliminate the assets and liabilities of GovDelivery and Actua’s ownership in GovDelivery and certain accrued transaction expenses incurred by Actua.

(3)	To record the gain on the sale of the stock of GovDelivery.

The reconciliation of estimated net gain as of June 30, 2016 is as follows:

Pro Forma Cash and accrued transaction expenses	$123,118
Less: Net assets sold	4,717
Less: Accrued transaction expenses	1,125

Estimated net gain	$117,276

No adjustments have been made to the sale proceeds to give effect to any potential post-closing adjustments under the terms of the merger agreement.

(4)	Represents the unaudited Condensed Consolidated Balance Sheet as of June 30, 2016 included in Actua’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016.

(5)	Represents the unaudited Condensed Consolidated Statement of Operations included in Actua’s Quarterly Report on Form 10-Q for the six months ended June 30, 2016.

(6)	Represents the audited Condensed Consolidated Statements of Operations included in Actua’s Annual Report on Form 10-K for the years ended December 31, 2015, 2014, and 2013, respectively.

(7)	Represents the adjustments to eliminate the results of operations of GovDelivery’s business, items that Actua believes are directly attributable to the sale and Actua’s consolidated tax positions. These adjustments are factually supportable and will not continue after the sale of GovDelivery. The effect is to eliminate loss from continuing operations of $4.0 million for the six months ended June 30, 2016 and $9.2 million, $5.4 million, $4.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

(8)	Actua has excluded the effect of certain state tax liabilities and associated reimbursements. Under the terms of the merger agreement, Actua will be reimbursed for up to $6.1 million for certain state taxes incurred in connection with the Merger. If it is determined that there are any such reimbursable state taxes, Actua would have offsetting amounts as an other receivable and an income tax payable, and those amounts would be reflected in the relevant line items in Actua’s Consolidated Balance Sheet. There would be no impact to Actua’s Consolidated Statements of Operations to the extent that the state tax expenses at issue do not exceed $6.1 million.